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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  JANUARY 27, 1997


                                UTI ENERGY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          DELAWARE                     001-12542                       23-2037823
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)
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             485 DEVON PARK DRIVE, SUITE 112
                   WAYNE, PENNSYLVANIA                          19087
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 971-9600


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On January 27, 1997, pursuant to the terms and conditions of an Asset Purchase Agreement dated as of December 31, 1996 (the "Asset Purchase Agreement"), by and between UTI Energy Corp., a Delaware corporation (the "Company"), and Quarles Drilling Corporation, an Oklahoma corporation ("Quarles"), the Company purchased the contract drilling assets (the "Quarles Assets") of Quarles for a total purchase price of $16.2 million (the "Purchase Price"), The Purchase Price was determined through arms-length negotiations between the parties. The Quarles Assets, which were utilized in Quarles' contract drilling business, consist of eight operating drilling rigs and one stacked drilling rig and various equipment and rig components. The Company intends to utilize the Purchased Assets in its existing contract drilling operations.

         In connection with the Company's acquisigtion of the Quarles Assets, the Company retained Don Quarles, President of Quarles, as a consultant to the Company.

         Pursuant to the terms of the Asset Purchase Agreement, the Purchase Price was paid utilizing $8.1 million in cash and 256,175 shares of Common Stock having a value at the time the agreement was negotiated of $8.1 million, subject to adjustment as described below. The cash portion of the Purchase Price was funded with $4.1 million in borrowings under the Company's existing line of credit (the "Line of Credit") with Mellon Bank, N.A. ("Mellon") and a new $4.0 million terms loan (the "Term Loan") with Mellon. The borrowings under the Line of Credit and Term Loan bear interest at the bank's prime rate and are secured by a pledge of certain of the Company's rigs, accounts receivable and inventory.

         Under the terms of the Asset Purchase Agreement, Quarles is entitled to receive additional shares of Common Stock in the event the average market price (as defined in the Asset Purchase Agreement) of the Common Stock on the date a registration statement covering the resale of the Common Stock issued to Quarles is declared effective is less than $31.69 per share. The number of additional shares will be equal to a number of shares sufficient to provide Quarles with $8.1 million of Common Stock based on the average market price of the Common Stock on such date. In the event the average market price of the Common Stock is greater than $31.69 per share on such date, Quarles is required to return a number of shares of Common Stock having a value (at such market price) equal to one-half of the amount by which the market price of the shares (at such market price) initially issued is greater than $8.1 million. The Company has granted Quarles certain registration rights with respect to the Common Stock issued in connection with its acquisition of the Quarles Assets.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

*        (a)     Financial statements of business acquired.

*        (b)     Pro forma financial information.

         (c)     Exhibits.





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         2.1     Asset Purchase Agreement dated December 31, 1996 (the "Asset
                 Purchase Agreement"), by and between UTI Energy Corp. and Quarles Drilling Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, schedules and similar attachments to the Stock Purchase Agreement have not been filed with this exhibit.
                 Schedule 1 contains a list of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase Agreement. Schedule 2.1(e)(1) contains a list of drilling contracts which the Company had the right to assume pursuant the terms and conditions of the Asset Purchase Agreement. The Company agrees to furnish supplementaly any omitted schedule to the Securities and Exchange Commission upon request.

         2.2 First Amendment to Asset Purchase Agreement dated as of December 31, 1996, by and between UTI Energy Corp, Triad Drilling Company and Quarles Drilling Corporation.

         10.1 Second Amendment and Modification to the Mellon Line of Credit dated August 15, 1996, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Viersen & Cochran Drilling Company.

         10.2 Third Amendment and Modification to the Mellon Line of Credit dated January 23, 1997, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Viersen & Cochran Drilling Company.

         10.3 Loan and Security Agreement dated January 23, 1997, by and among FWA Drilling Company, Inc., International Petroleum Services Company, Universal Well Services, Inc., USC Incorporated, the Company, UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A.

         10.4 Amended and Restated Employment Agreement with Vaughn E. Drum dated effective as of December 19, 1995.

         10.5 Amended and Restated Employment Agreement with Vincent J. Donahue dated effective as of December 19, 1995.

         10.6 Amended and Restated Employment Agreement with Gerald J. Guz dated effective as of December 19, 1995.

         10.7 Amended and Restated Employment Agreement with Terry L. Pope dated effective as of December 19, 1995.

         10.8 Amended and Restated UTI Energy Corp. 1996 Employee Stock Option Plan.

         10.9 Stock Option Agreement between UTI Energy Corp. and Remy Investors & Consultants Incorporated dated effective December 19, 1995.

         10.10 $4.0 million Note dated January 23, 1997, by FWA, Drilling Company, Inc., International Petroleum Services Company, Universal Well Services, Inc., USC Incorporated, the Company, UTICO, Inc., and Viesen & Cochran Drilling Company in favor of Mellon Bank, N.A.


* To be filed by amendment. It is impracticable for the Company to provide as of the date of this Form 8-K the required financial statements and pro forma information relating to the assets purchased from Quarles Drilling Corporation. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  UTI ENERGY CORP.



Dated: February 11, 1997                             /s/ P. Blake Dupuis
                                                  -----------------------------
                                                         P. Blake Dupuis
                                                         Vice President





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                                 EXHIBIT INDEX


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         2.1     Asset Purchase Agreement dated December 31, 1996 (the "Asset
                 Purchase Agreement"), by and between UTI Energy Corp. and Quarles Drilling Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, schedules and similar attachments to the Asset Purchase Agreement have not been filed with this exhibit.
                 Schedule 1 contains a list of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase Agreement. Schedule 2.1(e)(1) contains a list of drilling contracts which the Company had the right to assume pursuant the terms and conditions of the Asset Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

         2.2 First Amendment to Asset Purchase Agreement dated as of December 31,1996, by and between UTI Energy Corp, Triad Drilling Company and Quarles Drilling Corporation.

         10.1 Second Amendment and Modification to the Mellon Line of Credit dated August 15, 1996, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Viersen & Cochran Drilling Company.

         10.2 Third Amendment and Modification to the Mellon Line of Credit dated January 23, 1997, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Viersen & Cochran Drilling Company.

         10.3 Loan and Security Agreement dated January 23, 1997, by and among FWA Drilling Company, Inc., International Petroleum Services Company, Universal Well Services, Inc., USC Incorporated, the Company, UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A.

         10.4 Amended and Restated Employment Agreement with Vaughn E. Drum dated effective as of December 19, 1995.

         10.5 Amended and Restated Employment Agreement with Vincent J. Donahue dated effective as of December 19, 1995.

         10.6 Amended and Restated Employment Agreement with Gerald J. Guz Donahue dated effective as of December 19, 1995.

         10.7 Amended and Restated Employment Agreement with Terry L. Pope dated effective as of December 19, 1995.

         10.8 Amended and Restated UTI Energy Corp. 1996 Employee Stock Option Plan.

         10.9 Stock Option Agreement between UTI Energy Corp. and Remy Investors & Consultants Incorporated dated effective December 19, 1995.

         10.10   $4.0 million Note dated January 23, 1997, by FWA, Drilling
                 Company, Inc.,   International Petroleum Services Company,
                 Universal Well Services, Inc., USC Incorporated, the Company, UTICO, Inc. & Viersen Cockran Drilling Company in favor of Mellon Bak, N.A.


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*        To be filed by amendment.  It is impracticable for the Company to provide as of the date of this Form 8-K the required financial statements and pro forma information relating to the assets purchased from Quarles Drilling Corporation. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.